Exhibit 24.1

                                  POWER OF ATTORNEY
                                  -----------------


               KNOW ALL MEN BY THESE PRESENTS, that each of the

          undersigned, being a director or officer, or both, of RJR NABISCO

          HOLDINGS CORP., a Delaware corporation (the "Company"), do hereby make, constitute and appoint Jo-Ann Ford, Joan E. Gmora and

          Lawrence R. Ricciardi, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration

          Statement on Form S-4 relating to the shares of common stock of the Company held by Kohlberg Kravis Roberts & Co. to be exchanged for shares of Borden, Inc., and any and all pre-effective and post-effective amendments or supplements to the foregoing

          Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, and with each exchange on which any class of securities of the Company is registered, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the

          undersigned hereby fully ratify and confirm all that said

          attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.



               IN WITNESS WHEREOF, each of the undersigned has subscribed his or her name,  this 4th day of October, 1994.


          /s/ Charles M. Harper             Chairman of the Board and Chief
          --------------------------
            Charles M. Harper               Executive Officer, Director

          /s/ Stephen R. Wilson             Executive Vice President and Chief
          --------------------------
            Stephen R. Wilson               Financial Officer

          /s/ Robert S. Roath               Senior Vice President and Controller
          --------------------------

            Robert S. Roath
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          /s/ John T. Chain, Jr.            Director
          --------------------------
            John T. Chain, Jr.

          /s/ John L. Clendenin             Director
          --------------------------
            John L. Clendenin

          /s/ James H. Greene, Jr.          Director
          --------------------------
            James H. Greene, Jr.

          /s/ H. John Greeniaus             Director
          --------------------------
            H. John Greeniaus

          /s/ James W. Johnston             Director
          --------------------------
            James W. Johnston

          /s/ Henry R. Kravis               Director
          --------------------------
            Henry R. Kravis

          /s/ John G. Medlin, Jr.           Director
          --------------------------
            John G. Medlin, Jr.

          /s/ Paul E. Raether               Director
          --------------------------
            Paul E. Raether

          /s/ Lawrence R. Ricciardi         Director
          --------------------------
            Lawrence R. Ricciardi

          /s/ Rozanne L. Ridgway            Director
          --------------------------
            Rozanne L. Ridgway

          /s/ Clifton S. Robbins            Director
          --------------------------
            Clifton S. Robbins

                                            Director
          --------------------------
            George R. Roberts

          /s/ Scott M. Stuart               Director
          --------------------------
            Scott M. Stuart

                                            Director
          --------------------------
            Michael T. Tokarz